SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

ORPHAN MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24760	41-1784594
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 250, 13911 Ridgedale Drive, Minnetonka, MN	55305	(952) 513-6900
(Address of principal executive offices)	(zip code)	(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 21, 2004, Orphan Medical issued a press release discussing second quarter 2004 results. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004	ORPHAN MEDICAL, INC.

/s/ Timothy G. McGrath
Timothy G. McGrath Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated July 21, 2004.